Net Gratuity Cost (Detail) (Gratuity) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 5.6	283.6	269.5	209.9
Interest cost	2.3	115.7	78.0	58.9
Expected return on plan assets	(1.2)	(63.1)	(23.6)	(38.8)
Actuarial (gains)/ losses	0.1	3.7	102.9	(27.3)
Net gratuity cost	$ 6.8	339.9	426.8	202.7